[logo - American Funds(sm)]

The right choice for the long term(sm)

AMCAP FUND

FOCUSING ON
THE FUNDAMENTALS

[cover: two children looking at an insect through a magnifying glass]

Annual report for the year ended February 28, 2002


AMCAP FUND(R)

AMCAP Fund(r) is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

AMCAP Fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Here are returns with all distributions reinvested for periods ended March 31, 2002 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                                                 ONE          FIVE             TEN
                                                 YEAR         YEARS            YEARS

CLASS A SHARES
Average annual compound return                   -            +15.00%          +13.45%
Total return                                     -2.57%       +101.18%         +253.35%

Sales charges are lower for accounts of $25,000 or more.

Results for other share classes can be found on page 31. For the most current investment results, please refer to americanfunds.com. Please see inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.
[photograph: close-up of child looking at insect in another child's palm]


FELLOW SHAREHOLDERS:

Fiscal 2002 was a volatile year. An economic recession with widespread layoffs and lower corporate earnings battered stock prices. Then the September 11 terrorist attacks leveled a further shock to business activity and investor confidence. Stocks bounced back after the initial reaction to the attacks but drifted down as the fiscal year ended.

In this difficult environment, AMCAP Fund, which invests in companies with a history of superior growth, had a negative return but still did better than most broad market indexes and growth funds. For the 12 months ended February 28, 2002, the fund had a total return of -7.1%, assuming reinvestment of dividends totaling 8.5 cents a share and capital gains distributions totaling
70.5 cents a share.

The fund outpaced two of the three benchmarks we use to assess its progress. Standard & Poor's 500 Composite Index, which measures the stocks of large U.S. companies, fell 9.5%. The Lipper Multi-Cap Core Fund Index, which tracks mutual funds that invest in a wide variety of companies of different sizes, declined 9.0%. Standard & Poor's 400 MidCap Index, which monitors stocks of medium-sized companies, had a total return of +2.7%.

Fiscal 2002 was the first negative year for AMCAP since 1988. In its nearly 35 years with Capital Research and Management Company as investment adviser, the fund has experienced only six negative years, four of them in the 1970s. Its lifetime 13.0% average annual compound return is almost two percentage points higher than that of the S&P 500 and two and a half percentage points above the Lipper Multi-Cap Core Fund Index. The fund's five- and ten-year results show a similar pattern, with AMCAP outpacing the S&P 500 and the Lipper Multi-Cap Core Fund Index.

Careful stock selection focused on companies' underlying businesses helped AMCAP in a period when many growth stocks were weak. The feature story, beginning on page 7, explains the fund's philosophy of investing, which places primary emphasis on the underlying fundamentals of the businesses we choose for our portfolio.

WHAT HURT THE FUND'S RESULTS

Technology, telecommunications and media companies continued to experience difficult times after strong gains in the late 1990s. The Nasdaq Composite Index, which is dominated by technology stocks, fell 19.5% over the fund's fiscal year. AMCAP avoided most of the Internet-related stocks, which experienced huge declines in the past two years. Technology companies in general continued to suffer from excess capacity, an inventory glut and cuts in corporate capital spending. Of the 10 fund holdings whose stock prices declined the most in the past fiscal year, eight were in technology and telecommunications. They included PMC-Sierra (-56.4%), a designer of semiconductors for high-speed network communications products, and Western Wireless (-80.7%), a provider of cellular phone services and equipment.

[Begin Sidebar]
TOTAL RETURNS
For periods ended February 28, 2002

                                              12 months      5 years           10 years

AMCAP Fund                                    -7.1%          +94.2%            +242.0%
S&P 500 Composite Index1/1/                   -9.5           +50.0             +228.2
S&P 400 MidCap Index/1/                       +2.7           +104.3            +290.2
Lipper Multi-Cap Core Fund Index/2/           -9.0           +43.6             +186.2

/1/The S&P Indexes are unmanaged and do not reflect sales charges, commissions or expenses.
/2/Recently, Lipper redefined U.S. equity classifications based on portfolio holdings. AMCAP is now classfied in the Multi-Cap Core Fund category. Lipper averages do not include the effects of sales charges.
[End Sidebar]

Media stocks, the fund's second largest holding after commercial services and supplies, had a disappointing year because of the recession and weak advertising spending. Viacom, a media conglomerate and our largest holding, declined 6.3%, while AOL Time Warner fell 43.7%. Interpublic Group, parent of several large global advertising agencies and our third largest position, decreased 27.7%. The fund's media holdings have been good long-term investments, however, and we believe they have strong potential. The continuing hunger for entertainment and information around the world provides a long-term opportunity for growth.

WHAT HELPED THE FUND'S RESULTS

A diverse collection of companies helped the fund in the past year. These firms all had good fundamental results and were priced at reasonable levels. Among our 10 largest holdings were Lowe's (+61.9%), the second largest "do-it-yourself" chain in the world; Concord EFS (+29.9%), a provider of ATM and electronic transaction processing services; and USA Education (+27.9%), an owner and servicer of federally guaranteed student loans. Smaller holdings that helped were AutoZone (+162.7%), a retailer of automotive parts and accessories to the "do-it-yourself" customer, and NIKE (+50.7%), a manufacturer of athletic apparel and footwear.

CORPORATE ACCOUNTING PRACTICES

Accounting issues have been very much in the news recently because of bankruptcies and concerns about the accuracy of financial statements at a number of companies. As a result, Congress, government regulators and several private sector groups are attempting to improve the transparency of financial reporting. While Congressional hearings, litigation and media coverage may cause some market disruptions in the short run, we think accounting reform will prove to be very healthy for stock and bond markets in the long term.

[Begin Sidebar]
AMCAP'S LIFETIME RESULTS

                                                          Total             Average
                                                          return            annual
                                                                            compound
                                                                            return

AMCAP                                                     +7,050.7%         +13.0%
Standard & Poor's 500 Composite Index/1/                  +3,783.0          +11.1
Consumer Price Index (inflation)/2/                       + 437.2           +4.9

/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Accounting rules have not kept up with the development of new businesses and new financing techniques. AMCAP portfolio counselors and research analysts have been aware of these issues for many years and study financial statements carefully. They strive to go beyond the numbers to talk to company executives, competitors and suppliers to get a full picture of a company's condition. On-the-ground research by our extensive network of investment professionals around the world - a hallmark of our investment adviser, Capital Research and Management Company - has never been more important.

[photograph: close-up of child looking for insects with a magnifying glass]

GOING FORWARD

We continue to be optimistic about the long-term future of true growth companies, but we are concerned that valuations of a number of the stocks are still too high. They reflect dreams rather than reality. For that reason, we hold a sizable cash position equal to 23.2% of net assets that we can use to invest in good growth companies when their stock prices adjust to what we believe are more reasonable levels.

Although it has been a difficult year with terrorist attacks and a recession, we continue to have great faith in the resilience of the U.S. economy. We continue to look for investment opportunities in companies with such attributes as a history of above-average earnings and revenue increases, strong management, effective customer service and a sustainable competitive edge. Our focus on careful research and company-by-company stock selection is especially important in difficult markets.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

April 12, 2002


[Begin Sidebar]
TOTAL RETURNS
For the past 10 fiscal years (ended 2/28 or 2/29)

1993                           +5.9%                        1998                  +37.0%
1994                           +11.3                        1999                  +21.1
1995                           +3.4                         2000                  +22.3
1996                           +29.3                        2001                  +3.0
1997                           +11.7                        2002                  -7.1

TOTAL RETURN OVER ENTIRE 10-YEAR PERIOD                 +242.0%
AVERAGE ANNUAL COMPOUND RETURN FOR THE 10-YEAR PERIOD   +13.1%
[End Sidebar]

Here's how a $10,000 investment in AMCAP grew between May 1, 1967 - when the fund began operations - and February 28, 2002. As you can see, that $10,000 grew to $673,327 with all distributions reinvested, a gain of 6,633%. Over the same period, $10,000 would have grown to $388,298 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 29, 1992. At that time, according to the table, the value of the investment illustrated here was $196,856. Since then, it has increased over three times in value, to $673,327. Thus, in that same 10-year period, the value of your investment - regardless of size - has also more than tripled.

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended February 28, 2002)
One year      -12.41%
Five years    +12.85
10 years      +12.42
*Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.


[mountain chart]

Year               AMCAP               S&P 500 with              Consmer Price Index
ended              with dividends      dividends reinvested      (inflation)
Feb. 28 or 29      reinvested

1968#              $10,056             $9,747                    $10,332
1969               12,212              11,039                    10,816
1970               11,835              10,405                    11,480
1971               12,643              11,674                    12,054
1972               14,902              13,258                    12,477
1973               13,978              14,293                    12,961
1974               11,037              12,716                    14,260
1975               9,903               11,306                    15,861
1976               13,883              14,404                    16,858
1977               14,173              14,984                    17,855
1978               16,612              13,703                    19,003
1979               22,738              15,976                    20,876
1980               33,541              19,891                    23,837
1981               40,548              24,192                    26,556
1982               42,643              21,965                    28,580
1983               61,456              30,441                    29,577
1984               62,128              33,720                    30,937
1985               72,165              40,747                    32,024
1986               88,738              53,179                    33,021
1987               115,664             68,925                    33,716
1988               112,037             66,959                    35,045
1989               122,827             74,853                    36,737
1990               140,027             88,937                    38,671
1991               163,492             101,990                   40,725
1992               196,856             118,326                   41,873
1993               208,557             130,947                   43,233
1994               232,137             141,804                   44,320
1995               240,047             152,304                   45,589
1996               310,345             205,102                   46,798
1997               346,783             258,817                   48,218
1998               475,003             349,473                   48,912
1999               575,089             418,445                   49,698
2000               703,358             467,474                   51,299
2001               724,638             429,067                   53,112
2002               673,327             388,298                   53,716

TOTAL VALUE                1968/#/        1969             1970            1971
Dividends Reinvested       -$             75               190             200
Value At Year End/1/       $10,057        12,212           11,835          12,643
AMCAP TOTAL RETURN         0.6%           21.4             -3.1            6.8


TOTAL VALUE                1972           1973             1974            1975
Dividends Reinvested       244            228              196             294
Value At Year End/1/       14,902         13,978           11,037          9,903
AMCAP TOTAL RETURN         17.9           -6.2             -21.0           -10.3


TOTAL VALUE                1976           1977             1978            1979
Dividends Reinvested       328            208              263             335
Value At Year End/1/       13,883         14,173           16,612          22,738
AMCAP TOTAL RETURN         40.2           2.1              17.2            36.9


TOTAL VALUE                1980           1981             1982            1983
Dividends Reinvested       438            724              2,594           1,231
Value At Year End/1/       33,541         40,548           42,643          61,456
AMCAP TOTAL RETURN         47.5           20.9             5.2             44.1


TOTAL VALUE                1984           1985             1986            1987
Dividends Reinvested       1,591          1,944            1,548           1,629
Value At Year End/1/       62,128         72,165           88,738          115,664
AMCAP TOTAL RETURN         1.1            16.2             23.0            30.3


TOTAL VALUE                1988           1989             1990            1991
Dividends Reinvested       3,017          3,167            3,160           3,293
Value At Year End/1/       112,037        122,827          140,027         163,492
AMCAP TOTAL RETURN         -3.1           9.6              14.0            16.8


TOTAL VALUE                1992           1993             1994            1995
Dividends Reinvested       2,156          2,252            1,918           2,399
Value At Year End/1/       196,856        208,557          232,137         240,047
AMCAP TOTAL RETURN         20.4           5.9              11.3            3.4


TOTAL VALUE                1996           1997             1998            1999
Dividends Reinvested       3,363          2,643            2,465           3,727
Value At Year End/1/       310,345        346,783          475,003         575,089
AMCAP TOTAL RETURN         29.3           11.7             37.0            21.1


TOTAL VALUE                2000           2001             2002
Dividends Reinvested       3,329          4,106            3,693
Value At Year End/1/       703,358        724,638          673,327
AMCAP TOTAL RETURN         22.3           3.0              -7.1


Average annual compound return for 34-3/4 years    12.9%/1,2/




/#/For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments over $25,000. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.50% prior to July 1, 1988.
/2/Includes reinvested dividends of $58,947 and reinvested capital gain distributions of $490,226.
/3/The index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
Past results are not predictive of future results.
[end chart]

[photograph: Michael Shanahan]
[Begin Caption]
Michael Shanahan
[End Caption]

[photograph: Claudia Huntington]
[Begin Caption]
Claudia Huntington
[End Caption]


FOCUSING ON THE FUNDAMENTALS

[photograph: child looking at plant through magnifying glass]

Investors learned an important lesson from the two-year market decline led by a disaster in the technology sector. It's better to invest in businesses than stocks.

On the surface these two things seem to be the same. A deeper look, however, reveals that these two entities - companies and stocks - aren't the same at all. Even though they do represent ownership in underlying companies, stocks are independent entities that fluctuate in price from day to day and week to week based on what investors are willing to pay for them. What's important in the long run is not the short-term movement of stocks but the value of their underlying businesses.

During any stock market bubble, many investors are tempted to focus on stocks rather than on the companies themselves. Some become "momentum" investors, buying stocks with the expectation that they will be selling them to others at higher and higher prices without much consideration of the value of the businesses that underlie the stocks. In other words, even though a stock or the market as a whole is fully valued, speculation is considered justified because of the expectation that new buyers will pay even higher prices.

Michael Shanahan, chairman of AMCAP Fund, explains, "Many growth stocks depend on investors' dreams about the future. When times get tough and dreams get deflated, stock prices go down. Many of them never come back. Momentum investors can get hurt."

But if you invest on a different level -"in real companies that continue to exist and create new products and get new customers and grow, a market decline gives you the opportunity to buy quality companies at more attractive prices," says Mike. "The stock prices of these companies will come back as long as the businesses continue to grow. Finding companies with superior records of growth in sales and book value is the key." (Book value is the difference between assets and liabilities on a company's books.)

Claudia Huntington, president of AMCAP Fund, also believes in "separating the companies from the pieces of paper that represent ownership. We have a fairly simple test of investment value. We ask ourselves this question: $Would we be willing to buy the whole company if we could acquire it at this stock price?' We're long-term investors. You have to give up the notion of capitalizing on quick market swings or benefiting from a sudden change in investor sentiment that might improve the stock price. You have to satisfy yourself that you can achieve an attractive rate of return based on the company's internal growth in earnings and dividends. When you think in terms of buying the $whole company,' you become an investor in the truest sense of the word."

[photograph: close-up of insect in the palm of a child's hand]
[photograph: Tim Armour]
[Begin Caption]
Tim Armour
[End Caption]

[Begin Sidebar]
Looking for long-term growth companies "has enabled us to miss many flash-in-the-pan ideas. Several Internet and Internet-related companies were ideas with no staying power. The companies didn't have long-term records. If you can find companies that have operated successfully in the past, it gives you an added degree of confidence that they can continue to do so in the future."
- Tim Armour, portfolio counselor
[End Sidebar]

Tim Armour, a longtime portfolio counselor for AMCAP Fund, says that looking for long-term growth companies "has enabled us to miss many flash-in-the-pan ideas. Several Internet and Internet-related companies were ideas with no staying power. The companies didn't have long-term records. If you can find companies that have operated successfully in the past, it gives you an added degree of confidence that they can continue to do so in the future."

"In AMCAP our focus is on bottom-up research - finding really good companies," Tim says. "Does a company have a proven track record? How did they get there? Does the business look sustainable into the future? If that is the case, we will be very interested. Then we have to decide how much we will pay for the company. With all the market gyrations, we hope that we will have the opportunity to buy a piece of the company at an attractive price."

AMCAP's approach of focusing on business fundamentals has worked well in the past. For the five years ended February 28, 2002, the fund produced an average annual compound return of 14.2%, surpassing two of the three benchmarks used to measure it: Standard & Poor's 500 Composite Index (+8.5%); the Lipper Multi-Cap Core Fund Index (+7.5%); and Standard & Poor's 400 MidCap Index (+15.4%). (For one-, five- and ten-year comparisons, see page 1.)

Even the most careful investor isn't going to get it right all the time, and we're no exception. With the fund's record in mind, however, we thought it was a good time to review AMCAP's approach of investing in the businesses behind the stocks and report on three long-term AMCAP investments that typify the fund's approach. The companies are Southwest Airlines, the low-cost, no-frills airline; Concord EFS, a fast-growing electronic processing concern; and Applied Materials, the largest semiconductor equipment manufacturer in the world. All three have superior growth records in sales, earnings and book value over many years.

[photograph: close-up of airplane propeller]
[Begin Sidebar]
SOUTHWEST AIRLINES:
low-cost flying and
a unique culture

"Its culture is unique. Southwest is the most unionized airline but it has the best labor relations in the industry. They keep costs low and productivity high."
- Grant Cambridge, research analyst
[End Sidebar]

The September 11 terrorist attacks dealt a devastating blow to the airline industry. Most airlines laid off employees and drastically altered schedules after the attacks put a damper on air travel. In contrast, Southwest Airlines had no layoffs, didn't alter schedules, maintained operations and actually grew in market share. Southwest's unit cost advantage over its competitors has never been greater. How could Southwest be so different?

"Its culture is unique," says Grant Cambridge, a research analyst who covers airlines for Capital Research. "It's the most unionized airline but it has the best labor relations in the industry. They keep costs low and productivity high. Southwest is an exceptional customer service organization that happens to be in the airline industry."

The airline industry has long been a difficult industry in which to invest. "It's capital intensive, highly cyclical and completely unionized," says Grant. "And it's marked by cutthroat competition. If one airline moves into a market and lowers airline prices, competitors must follow."
A visit to the Dallas headquarters of Southwest convinced Grant that the company had "a dynamic management team that created a very strong culture" and had excellent prospects for continuing above-average earnings and revenue share growth. The result: AMCAP has been a Southwest investor for a number of years.

Southwest has been able to grow in both good and bad times. It uses secondary airports instead of the main hubs. It fits the AMCAP model of sustainable above-average earnings and revenue-per-share growth. Over the past 10 years through 2001, earnings per share have grown at an average annual compound rate of 29.0%. Revenue per share has increased at an average annual compound rate of 13.3%. Profit margins have been in the mid- to high teens. Book value has increased at an average annual rate of 18.1%. Southwest's stock price rose 13.5% in the 2002 fiscal year.

One word exemplifies the Southwest business model: simplicity. Grant says, "Even though Southwest works in a complex environment, the company is simple. It uses only one airplane type - the Boeing 737. Once a plane lands at an airport, they put it back in the air as quickly and efficiently as possible. They keep fares low, and sell 47% of their seats over the Internet. Instrument panels of the airplanes are all the same."

Few airlines fit AMCAP's superior growth attributes, but Southwest continues to stand out.

[photograph: Grant Cambridge]
[Begin Caption]
Grant Cambridge
[End Caption]

[photograph: close-up of person sliding credit card through machine] [Begin Sidebar]
CONCORD EFS:
riding the boom
in electronic
payments

"They saw the trend developing early and benefited as it spread.''
- Jeff Lager, research analyst
[End Sidebar]

AMCAP Fund invests in large, medium and small growth companies. Sometimes the fund invests in a small company that becomes a medium-sized or large growth company. Concord EFS, an electronic transaction processor, is an example of such a company. AMCAP started investing in the Memphis-based company in 1996 when its revenues totaled $166 million; by the end of 2001, the company's revenues had grown to $1.7 billion.

Jeff Lager, a research analyst who covers business services and technology, says the company has capitalized on the movement away from cash and checks to electronic transactions and payments. "They saw the trend developing early and benefited as it spread," Jeff says. Concord EFS has become one of the largest companies providing the engine behind electronic transactions. In 2001, the company processed 9.1 billion transactions through its debit networks and card payment systems.

Management strategy has focused on providing electronic payment-processing services to the retail industries with the greatest need for payment services. Several well-timed acquisitions have opened up new growth markets.

"All of us are users of Concord's networks," says Jeff. "The company does electronic debit and payment processing for most of the large retail chains in the U.S. When you swipe your Bank of America debit card at a grocery checkout line, it's a Concord-facilitated transaction. The company earns a couple of pennies on that. If you multiply that by 9.1 billion transactions a year, you see why it has become a large company."

Concord's stock price has followed the growth of its underlying business, rising 29.9% in fiscal 2002.

[photograph: Jeff Lager]
[Begin Caption]
Jeff Lager
[End Caption]

[photograph: Diana Wagner]
[Begin Caption]
Diana Wagner
[End Caption]

[photograph: close-up of person installing computer chip]
 [Begin Sidebar]
APPLIED MATERIALS:
developing global
infrastructure and
service support

"The company has developed a flexible business model and a competitive edge.''
- Diana Wagner, research analyst
[End Sidebar]

When Applied Materials was founded in 1967 in Santa Clara, California, the Silicon Valley was better known for its orchards than for its technology. Applied Materials, which started with five employees and $100,000, supplied semiconductor companies with materials and components for their homegrown systems.

The company has come a long way since then. In 1992, it became the largest semiconductor equipment manufacturer in the world. Today the firm has 90 offices in 30 countries and 16,000 employees.

Diana Wagner, research analyst for AMCAP, says Applied Materials is a great example of a cyclical growth company. It has been a successful investment for long-term investors like AMCAP Fund. The business cycle works this way: Applied Materials and other equipment manufacturers provide the equipment that the semiconductor chipmakers use to make chips to sell to computer makers and other electronic device-makers around the world. When chip sales drop off because of economic downturns, the first thing the chipmakers do is stop ordering more equipment. When demand comes back, chipmakers have to purchase new, more advanced equipment to manufacture the next generation of chips. Over the past 30 years there have been many cycles.

As a result, Applied Materials has "a savvy group of managers who have learned how to prosper through the cycles. The company has developed a more flexible business model to shift more of its costs from fixed to variable," Diana says. "Even in downturns, Applied Materials has been able to use its financial muscle to invest in new market development and to remain profitable."

Applied Materials has the broadest product line and the deepest management team in the industry, she believes. Over the past 10 years through 2001, this company's earnings per share have grown at an average annual compound rate of 36.2%. Revenues per share have grown at a 22.5% rate. Book value per share has increased by an estimated 31.5%, according to Value Line, Inc.

Diana believes that as technology advances and the semiconductor industry becomes increasingly more capital intensive, Applied Materials' scale and global service and support present high barriers to competition.

In fiscal 2002, Applied Materials' stock price rose 2.9% - a relatively good result in a troubled year for most technology stocks.

Each of these three companies stands out for special qualities besides demonstrating above-average growth in revenues, sales and book value. Southwest Airlines has a customer-service culture and simplicity of operations that enable it to grow in a troubled industry. Concord EFS has capitalized on an industry trend - the move from paper to electronic payment processing. Applied Materials has developed a flexible business model and a competitive edge that enables it to prosper in the cyclical semiconductor equipment business.

As Claudia Huntington puts it: "Focusing on the fundamentals is the key to finding these excellent companies and investing at the right time."


Amcap Fund
Investment portfolio, February 28, 2002
[pie chart]

                                  Percent
                                  of net
 Largest Industry Holdings        assets

Commercial Services & Supplies    10.19%
Media                               9.31
Diversified Financials              6.05
Semiconductor Equipment & Products  5.94
Pharmaceuticals                     4.21

Other Industries                   41.10
Cash & Equivalents                 23.20

[end chart]


Amcap Fund
Investment portfolio, February 28, 2002


                                  Percent
                                  of net
Largest Equity Holdings           assets

Viacom                            2.70%
Fannie Mae                          2.25
Interpublic Group                   1.82
Robert Half International           1.74
Lowe's                              1.73
Philip Morris                       1.69
Kohl's                              1.60
Concord EFS                         1.51
USA Education                       1.49
Capital One Financial               1.49

AMCAP Fund
Investment portfolio, February 28, 2002


                                                                                                  Market
                                                                                  Number of        value
Equity securities (common stocks)                                                    Shares        (000)

COMMERCIAL SERVICES & SUPPLIES  -  10.19%
Robert Half International Inc.  (1)                                                5,200,000     $135,252
Concord EFS, Inc.  (1)                                                             3,900,000      117,117
Avery Dennison Corp.                                                               1,582,500      101,280
Sabre Holdings Corp., Class A  (1)                                                 1,950,000       85,819
Paychex, Inc.                                                                      1,600,000       59,120
Ceridian Corp.  (1)                                                                2,702,000       50,257
IMS Health Inc.                                                                    2,100,000       42,000
DeVry Inc.  (1)                                                                    1,265,000       40,961
Pitney Bowes Inc.                                                                    975,000       40,677
ServiceMaster Co.                                                                  2,730,200       37,049
Ionics, Inc.  (1)                                                                    700,000       22,477
Apollo Group, Inc., Class A  (1)                                                     392,950       19,078
Education Management Corp.  (1)                                                      420,600       16,647
First Data Corp.                                                                     150,000       12,228
Equifax Inc.                                                                         250,000        7,500
Certegy Inc.  (1)                                                                    125,000        4,644


MEDIA  -  9.31%
Viacom Inc., Class B, nonvoting  (1)                                               4,512,400      210,052
Interpublic Group of Companies, Inc.                                               5,195,300      141,312
AOL Time Warner Inc.  (1)                                                          4,147,500      102,858
Clear Channel Communications, Inc.  (1)                                            1,996,500       93,077
USA Networks, Inc.  (1)                                                            2,250,000       66,510
Liberty Media Corp., Class A  (1)                                                  4,600,000       58,880
Comcast Corp., Class A, nonvoting  (1)                                             1,500,000       50,805


DIVERSIFIED FINANCIALS  -  6.05%
Fannie Mae                                                                         2,231,000      174,576
USA Education Inc.                                                                 1,250,000      115,937
Capital One Financial Corp.                                                        2,350,000      115,784
Freddie Mac                                                                        1,000,000       63,740


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  5.94%
Applied Materials, Inc.  (1)                                                       2,300,000       99,981
Texas Instruments Inc.                                                             3,250,000       95,387
Maxim Integrated Products, Inc.  (1)                                               1,350,000       61,776
Linear Technology Corp.                                                            1,300,000       47,879
Altera Corp.  (1)                                                                  2,450,000       46,721
Xilinx, Inc.  (1)                                                                  1,000,000       35,920
PMC-Sierra, Inc.  (1)                                                              1,856,000       27,116
Analog Devices, Inc.  (1)                                                            650,000       24,186
KLA-Tencor Corp.  (1)                                                                400,000       23,164


PHARMACEUTICALS  -  4.21%
Eli Lilly and Co.                                                                  1,295,000       98,070
Pfizer Inc                                                                         1,518,200       62,185
Medicis Pharmaceutical Corp., Class A  (1)                                         1,030,300       57,686
Schering-Plough Corp.                                                                800,000       27,592
Merck & Co., Inc.                                                                    400,000       24,532
Bristol-Myers Squibb Co.                                                             425,000       19,975
Forest Laboratories, Inc.  (1)                                                       230,000       18,290
Johnson & Johnson                                                                    245,000       14,921
Pharmacia Corp.                                                                      100,000        4,105


MULTILINE RETAIL  -  3.25%
Kohl's Corp.  (1)                                                                  1,840,000      124,513
Dollar General Corp.                                                               6,228,500       91,870
Big Lots, Inc.  (1)                                                                2,895,312       36,481


HEALTH CARE EQUIPMENT & SUPPLIES  -  3.12%
Medtronic, Inc.                                                                    2,560,000      114,022
Guidant Corp.  (1)                                                                 2,213,300       91,852
Becton, Dickinson and Co.                                                          1,000,000       36,690


SOFTWARE  -  3.03%
Microsoft Corp.  (1)                                                               1,530,000       89,260
National Instruments Corp.  (1)                                                    1,412,500       51,683
Macromedia, Inc.  (1)                                                              2,000,000       35,000
Intuit Inc.  (1)                                                                     700,000       26,523
HNC Software Inc.  (1)                                                             1,600,000       22,528
Cadence Design Systems, Inc.  (1)                                                    500,000       10,575


SPECIALTY RETAIL  -  3.00%
Lowe's Companies, Inc.                                                             2,970,000      134,393
Gap, Inc.                                                                          3,880,000       46,444
Staples, Inc.  (1)                                                                 1,500,000       29,505
AutoZone, Inc.  (1)                                                                  350,000       23,226


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.50%
Sanmina-SCI Corp. (formed by the merger of                                         7,660,000       77,749
SCI Systems, Inc. and Sanmina Corp.)  (1)
Solectron Corp.  (1)                                                               5,666,700       46,864
Jabil Circuit, Inc.  (1)                                                           1,737,000       32,395
Rogers Corp.  (1)                                                                    750,000       23,250
Tech Data Corp.  (1)                                                                 300,000       13,740


BANKS  -  2.30%
Wells Fargo & Co.                                                                  1,700,000       79,730
M&T Bank Corp.                                                                       959,230       73,381
Bank of America Corp.                                                                400,000       25,580


INSURANCE  -  2.17%
American International Group, Inc.                                                 1,468,750      108,643
Mercury General Corp.                                                                700,000       30,240
Reinsurance Group of America, Inc.                                                 1,000,000       29,700


HOTELS, RESTAURANTS & LEISURE  -  2.16%
Brinker International, Inc.  (1)                                                   1,725,000       59,237
International Game Technology (acquired                                              700,000       47,264
 Anchor Gaming)  (1)
Carnival Corp.                                                                     1,725,200       47,081
Papa John's International, Inc.  (1)                                                 560,000       14,510


TOBACCO  -  1.69%
Philip Morris Companies Inc.                                                       2,500,000      131,650


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.68%
CenturyTel, Inc.                                                                   2,750,000       91,300
ALLTEL Corp.                                                                         700,000       38,955


AIRLINES  -  1.44%
Southwest Airlines Co.                                                             4,597,300       97,049
SkyWest, Inc.                                                                        600,000       15,240


COMPUTERS & PERIPHERALS  -  1.30%
International Business Machines Corp.                                                250,000       24,530
Lexmark International, Inc., Class A  (1)                                            463,300       23,031
EMC Corp.  (1)                                                                     1,650,000       17,985
Hewlett-Packard Co.                                                                  800,000       16,096
Electronics for Imaging, Inc.  (1)                                                   525,000       10,185
Compaq Computer Corp.                                                                900,000        9,126


COMMUNICATIONS EQUIPMENT  -  1.26%
Cisco Systems, Inc.  (1)                                                           6,279,300       89,606
Corning Inc. (1)                                                                   1,250,000        8,413


INTERNET & CATALOG RETAIL  -  1.23%
eBay Inc.  (1)                                                                     1,840,000       95,772


WIRELESS TELECOMMUNICATION SERVICES  -  1.14%
AT&T Wireless Services, Inc.  (1)                                                  3,000,000       30,270
Western Wireless Corp., Class A  (1)                                               3,575,000       29,065
Nextel Communications, Inc., Class A  (1)                                          5,805,000       28,967


PERSONAL PRODUCTS  -  1.04%
Avon Products, Inc.                                                                1,560,000       80,636


ELECTRIC UTILITIES  -  1.01%
Duke Energy Corp.                                                                  2,234,500       78,878


ENERGY EQUIPMENT & SERVICES  -  0.85%
Schlumberger Ltd.                                                                  1,135,100       66,074


FOOD & DRUG RETAILING  -  0.79%
Walgreen Co.                                                                       1,000,000       40,240
Albertson's, Inc.                                                                    700,000       21,182


OFFICE ELECTRONICS  -  0.76%
Zebra Technologies Corp., Class A  (1)                                             1,150,000       59,214


TEXTILES & APPAREL  -  0.73%
NIKE, Inc., Class B                                                                  969,700       57,077


INTERNET SOFTWARE & SERVICES  -  0.72%
Yahoo! Inc.  (1)                                                                   2,155,600       31,170
VeriSign, Inc.  (1)                                                                1,050,000       24,917


CHEMICALS  -  0.68%
Cambrex Corp.                                                                      1,270,000       52,565


HEALTH CARE PROVIDERS & SERVICES  -  0.67%
WellPoint Health Networks Inc.  (1)                                                  425,000       51,689


BIOTECHNOLOGY  -  0.36%
Genentech, Inc.  (1)                                                                 600,000       28,320


BEVERAGES  -  0.21%
Robert Mondavi Corp., Class A  (1)                                                   440,000       16,500


AIR FREIGHT & COURIERS  -  0.12%
Atlas Air Worldwide Holdings, Inc.  (1)                                              995,000        8,975


Miscellaneous  -  1.89%
Other equity securities in initial period of acquisition                                          147,101


Total equity securities (cost: $4,935,184,000)                                                  5,970,830



                                                                                  Principal       Market
                                                                                     amount        value
Short-term securities                                                                 (000)        (000)

Federal agency discount notes  -  13.87%
Federal Home Loan Banks 1.58%-2.15% due 3/15-5/24/2002                              $378,800      377,949
Freddie Mac 1.57%-2.17% due 3/14-7/18/2002                                           344,200      343,266
Fannie Mae 1.67%-2.15% due 3/7-6/13/2002                                             337,950      337,027
Federal Farm Credit Bank 1.74% due 4/23-5/10/2002                                     20,300       20,246

Corporate short-term notes  -  9.35%
Corporate Asset Funding Co. Inc. 1.75%-1.80%                                          81,800       81,627
 due 3/6-4/22/2002 (2)
American General Finance Corp. 1.79% due 3/13/2002                                    50,000       49,968
Merck & Co., Inc. 1.85%-2.02% due 3/25-4/29/2002                                      50,000       49,884
American Express Credit Corp. 1.78%-1.79% due 3/1-4/11/2002                           47,900       47,851
Procter & Gamble Co. 1.74%-1.79% due 3/18-5/10/2002(2)                                47,840       47,730
General Electric Capital Corp. 1.61%-1.88% due 3/1-3/11/2002                          42,620       42,603
Triple-A One Funding Corp. 1.78%-1.79% due 3/8-3/12/2002(2)                           40,547       40,524
Motiva Enterprises LLC 1.75%-1.77% due 3/8-4/22/2002                                  40,500       40,450
Ford Motor Credit Co. 1.63%-1.80% due 3/4-3/5/2002                                    40,000       39,991
Minnesota Mining and Manufacturing Co. 1.75% due 3/20/2002                            34,000       33,967
Verizon Network Funding Corp. 1.78% due 5/21/2002                                     33,900       33,759
Park Avenue Receivables Corp. 1.72% due 3/20/2002 (2)                                 29,300       29,272
BellSouth Corp. 1.74% due 4/1/2002 (2)                                                25,000       24,961
E.W. Scripps Co. 1.64% due 4/17/2002(2)                                               25,000       24,945
J.P. Morgan Chase & Co. 1.76% due 3/26/2002                                           21,400       21,373
Kraft Foods Inc. 1.72% due 3/6/2002                                                   20,000       19,994
Abbott Laboratories 1.75% due 3/28/2002(2)                                            20,000       19,973
Coca-Cola Co. 1.74% due 4/26/2002                                                     18,700       18,648
Verizon Global Funding Corp. 1.72% due 4/16/2002 (2)                                  18,200       18,159
SBC Communications Inc. 1.77% due 4/4/2002(2)                                         16,500       16,472
Wells Fargo & Co. 1.80% due 3/5/2002                                                  15,500       15,496
Golden Peanut Co., LLC 2.05% due 3/15/2002                                             9,415        9,407

U.S. Treasuries  -  1.27%
U.S. Treasury Bills 1.71%-2.15% due 3/7-7/11/2002                                     98,700       98,276

Total short-term securities (cost: $1,903,850,000)                                              1,903,818


Total investment securities (cost: $6,839,034,000)                                              7,874,648
Excess of payables over cash and receivables                                                      100,475

Net assets                                                                                     $7,774,173

(1) Non-income-producing security.
(2) Restricted security that can be resold only to institutional investors. In practice, this security is as liquid as unrestricted securities in the portfolio.



See Notes to Financial Statements

AMCAP Fund
Financial statements

Statement of assets and liabilities
   (dollars and shares in thousands, except per share amounts)
at February 28, 2002
Assets:
 Investment securities at market
  (cost: $6,839,034)                                                                          $7,874,648
 Cash                                                                                                 52
 Receivables for:
  Sales of investments                                                           $27,510
  Sales of fund's shares                                                          29,449
  Dividends and interest                                                           4,442          61,401
                                                                                               7,936,101
Liabilities -
 Payables for:
  Purchases of investments                                                       150,477
  Repurchases of fund's shares                                                     4,253
  Investment advisory services                                                     2,132
  Services provided by affiliates                                                  4,221
  Deferred Directors' compensation                                                   824
  Other fees and expenses                                                             21         161,928
Net assets at February 28, 2002                                                               $7,774,173

Net assets consist of:
 Capital paid in on shares of capital stock                                                   $6,687,139
 Distributions in excess of net investment income                                                   (824)
 Undistributed net realized gain                                                                  52,244
 Net unrealized appreciation                                                                   1,035,614
Net assets at February 28, 2002                                                               $7,774,173

Total authorized capital stock - 750,000,000 shares,
 $1.00 par value
                                                                                  Shares Net asset value
                                                                  Net assets Outstanding       per share
                                                                                                     (1)
Class A                                                           $7,355,935     481,204          $15.29
Class B                                                              173,969      11,507           15.12
Class C                                                              112,013       7,435           15.07
Class F                                                              131,192       8,605           15.25
Class 529-A                                                              820          54           15.29
Class 529-B                                                              122           8           15.28
Class 529-C                                                              122           8           15.28
(1) Maximum offering price and redemption price per share
 are equal to the net asset value per share for all share
 classes, except for Class A and Class 529-A, for which
 the maximum offering price per share is $16.22 for both.



Statement of operations
for the year ended February 28, 2002
Investment income:                                                           (dollars in
                                                                              thousands)
 Income:
  Interest                                                                       $61,216
  Dividends                                                                       35,605         $96,821

 Fees and expenses:
  Investment advisory services                                                    27,071
  Distribution services                                                           18,718
  Transfer agent services                                                          6,535
  Administrative services                                                            190
  Reports to shareholders                                                            292
  Registration statement and prospectus                                              505
  Postage, stationery and supplies                                                   941
  Directors' compensation                                                             28
  Auditing and legal                                                                  64
  Custodian                                                                          123
  State and local taxes                                                              105
  Other                                                                               25          54,597
 Net investment income                                                                            42,224

Net realized gain and unrealized
 depreciation on investments:
 Net realized gain on investments                                                                127,310
 Net unrealized depreciation on
  investments                                                                                   (739,189)
   Net realized gain and
    unrealized depreciation on investments                                                      (611,879)
 Net decrease in net assets resulting
  from operations                                                                               (569,655)



Statement of changes in net assets                                           (dollars in
                                                                              thousands)
                                                                              Year ended
                                                                             February 28
                                                                                     2002            2001
Operations:
 Net investment income                                                           $42,224         $89,643
 Net realized gain on investments                                                127,310         724,100
 Net unrealized depreciation on investments                                     (739,189)       (589,366)
  Net (decrease) increase in net assets
   resulting from operations                                                    (569,655)        224,377

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                           (40,091)        (41,756)
  Distributions from net realized gain
   on investments                                                               (316,801)       (880,993)
    Total dividends and distributions paid
     to shareholders                                                            (356,892)       (922,749)

Capital share transactions                                                     1,242,769         886,707

Total increase in net assets                                                     316,222         188,335

Net assets:
 Beginning of year                                                             7,457,951       7,269,616
 End of year (including
  distributions in excess of net investment income
  and undistributed net investment income: $(824)
  and $7,906, respectively)                                                   $7,774,173      $7,457,951


See Notes to Financial Statements

AMCAP Fund
Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

The fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education.

The fund's share classes are described below:

SHARE CLASS         INITIAL SALES CHARGE      CONTINGENT DEFERRED       CONVERSION FEATURE
                                              SALES CHARGE UPON
                                              REDEMPTION

Class A and         Up to 5.75%               None                      None
Class 529-A

Class B and         None                      Declines from 5% to       Class B and Class 529-B convert
Class 529-B                                   zero for redemptions      to Class A and Class 529-A,
                                              within six years of       respectively after eight years
                                              purchase

Class C             None                      1% for redemptions        Class C converts to Class F
                                              within one year of        after 10 years
                                              purchase

Class 529-C         None                      1% for redemptions        None
                                              within one year of
                                              purchase

Class 529-E *       None                      None                      None

Class F and         None                      None                      None
Class 529-F *


* As of February 28, 2002, there were no Class 529-E or Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to sales of securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of February 28, 2002, the cost of investment securities for federal income tax purposes was $6,839,358,000.

During the year ended February 28, 2002, the fund reclassified $8,974 ,000 from undistributed net investment income and $369,000 from realized gains to additional paid-in capital to align book with tax reporting.
As of February 28, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (DOLLARS IN THOUSANDS)

Undistributed net investment income                           $0

Undistributed long-term gains                                 52,569

Unrealized appreciation                                       1,773,404

Unrealized depreciation                                       (738,114)


The tax character of distributions paid was as follows:

(DOLLARS IN THOUSANDS)

                              DISTRIBUTIONS FROM ORDINARY           DISTRIBUTIONS         TOTAL
                              INCOME                                FROM                  DISTRIBUTIONS

                              NET INVESTMENT     SHORT-TERM         LONG-TERM             PAID
                              INCOME             CAPITAL GAINS      CAPITAL GAINS

YEAR ENDED FEBRUARY 28,
2002

Class A                        $39,097           -                  $310,752              $349,849

Class B                       286                -                     3,626                 3,912

Class C(1)                    228                -                     1,165                 1,393

Class F(1)                    480                -                     1,258                 1,738

Class 529-A(2)                -                  -                      -                      -

Class 529-B(2)                -                  -                      -                      -

Class 529-C(2)                -                  -                      -                      -

Total                         $40,091            -                  $316,801              $356,892





                              DISTRIBUTIONS FROM ORDINARY           DISTRIBUTIONS         TOTAL
                              INCOME                                FROM                  DISTRIBUTIONS

                              NET INVESTMENT     SHORT-TERM         LONG-TERM             PAID
                              INCOME AND         CAPITAL GAINS      CAPITAL GAINS
                              CURRENCY GAINS

YEAR ENDED FEBRUARY 28,
2001

Class A                       $41,671            -                  $878,976              $920,647

Class B(3)                    85                 -                  2,017                 2,102

Total                         $41,756            -                  $880,993              $922,749




(1) Class C and Class F shares were not offered before March 15, 2001.
(2) Class 529-A, Class 529-B and Class 529-C shares were not offered before February 15, 2002.
(3) Class B shares were not offered before March 15, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of annual rates beginning with 0.485% per annum on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. For the year ended February 28, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.359% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes. Under the plans, the Board of Directors approves certain categories of expenses which are used to finance activities primarily intended to sell fund shares.

The plans provide for annual expenses, based on average daily net assets of up to 0.25% for Class A shares; 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; 0.75% for Class 529-E shares; and 0.50% for Class F and Class 529-F shares. In some cases, the Board of Directors approved expense amounts lower than plan limits.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Directors has approved the following categories of distribution expenses:

CLASS A AND CLASS 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% average daily net assets, currently the expense is limited to 0.25% of such assets.

CLASS B, CLASS 529-B, CLASS C AND CLASS 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS F AND CLASS 529-F- Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder record keeping, communications and transaction processing. AFS is compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the year ended February 28, 2002 are as follows (dollar in thousands):


FUND SHARE            DISTRIBUTION      TRANSFER AGENT            ADMINISTRATIVE SERVICES
CLASSES               SERVICES          SERVICES

Class A               $17,224           $6,428                    Not applicable

Class B                982               107                      Not applicable

Class C                398              Not applicable            $92

Class F                114              Not applicable             98

Class 529-A            - *              Not applicable            - *

Class 529-B            - *              Not applicable            - *

Class 529-C            - *              Not applicable            - *


*Amount less than 1,000.

DEFERRED DIRECTORS'COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows:

YEAR ENDED FEBRUARY 28, 2002
(DOLLARS AND SHARES IN THOUSANDS)

                SALES                         REINVESTMENTS OF                REPURCHASES                 NET INCREASE

                                              DIVIDENDS AND
                                              DISTRIBUTIONS

                AMOUNT           SHARES       AMOUNT       SHARES       AMOUNT         SHARES       AMOUNT         SHARES

CLASS A         $1,390,170       85,936       $328,360     19,637        $(878,684)    (54,504)     $839,846       51,069

CLASS B         154,318          9,654        3,789        229          (12,276)       (780)        145,831        9,103

CLASS C (1)     120,095          7,600        1,336        81           (3,787)        (246)        117,644        7,435

CLASS F(1)      148,673          9,290        1,607        97           (11,896)       (782)        138,384        8,605

CLASS           820              54           -             -            (1)            -*           819            54
529-A(2)

CLASS           122              8            -             -             - *           -*           122            8
529-B(2)

CLASS           123              8            -             -             - *           -*           123            8
529-C(2)



TOTAL NET        $1,814,321      112,550      $335,092      20,044       $(906,644)     (56,312)     $1,242,769     76,282
INCREASE
(DECREASE)
IN FUND



YEAR ENDED FEBRUARY 28, 2001
(DOLLARS IN THOUSANDS)

                SALES                       REINVESTMENTS OF              REPURCHASES                   NET INCRASE
                                            DIVIDENDS AND
                                            DISTRIBUTIONS

                Amount          Shares      Amount       Shares     Amount           Shares       Amount        Shares

Class A         $1,001,085      53,407      $864,420     48,069     $(1,023,261)      (53,993)     $842,244      47,483

Class B(3)      46,993          2,543       2,056        116        (4,586)          (255)        44,463        2,404



Total net       $1,048,078      55,950      $866,476     48,185     $(1,027,847)     (54,248)     $886,707      49,887
increase
(decrease)
in fund


* Amount less than 1,000.
(1) Class C and Class F shares were not offered before March 15, 2001.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and
    Class 529-F shares were not offered before February 15, 2002.
(3) Class B shares were not offered before March 15, 2000.

5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. Any costs incurred in connection with the disposition of such securities will be recorded in the fund on the date of disposition. As of February 28, 2002, the total value of restricted securities was $303,663,000, which represents 3.91% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,073,995,000 and $1,456,949,000, respectively, during the year ended February 28, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 28, 2002, the custodian fee of $123,000 includes $13,000 that was offset by this reduction rather than paid in cash.


Financial Highlights
(1)
                                                                           Income from       investment   operations
                                                                                            Net(losses)
                                                                                               gains on
                                                                                             securities
                                                                                                  (both
                                                           Net asset              Net          realized        Total
                                                               value,       investment              and        from
                                                            beginning           income      unrealized)   investment
                                                            of period       (loss) (2)            (2.00)  operations
Class A:
 Year ended 2/28/2002                                        $  17.24             $.09           $(1.24)      $(1.15)
 Year ended 2/28/2001                                            19.00             .22              .38          .60
 Year ended 2/29/2000                                            17.84             .13             3.61         3.74
 Year ended 2/28/1999                                            16.93             .12             3.21         3.33
 Year ended 2/28/1998                                            14.60             .10             4.80         4.90
Class B:
 Year ended 2/28/2002                                            17.14            (.04)           (1.23)       (1.27)
 Period from 3/15/2000 to 2/28/2001                              19.06             .09              .31          .40
Class C -
 Period from 3/15/2001 to 2/28/2002                              16.50            (.07)            (.59)        (.66)
Class F -
 Period from 3/16/2001 to 2/28/2002                              16.34             .05             (.33)        (.28)
Class 529-A -
 Period from 2/15/2002 to 2/28/2002                              15.48             .01             (.20)        (.19)
Class 529-B -
 Period from 2/19/2002 to 2/28/2002                              15.21               -5             .07          .07
Class 529-C -
 Period from 2/19/2002 to 2/28/2002                              15.21               -5             .07          .07



                                                            Dividends             and     Distributions
                                                                                                                 Net
                                                            Dividends                                         asset
                                                           (from net     Distributions                        value,
                                                           investment    (from capital            Total       end of
                                                              income)           gains)    distributions       period
Class A:
 Year ended 2/28/2002                                           $(.09)           $(.71)           $(.80)    $  15.29
 Year ended 2/28/2001                                            (.10)           (2.26)           (2.36)       17.24
 Year ended 2/29/2000                                            (.10)           (2.48)           (2.58)       19.00
 Year ended 2/28/1999                                            (.13)           (2.29)           (2.42)       17.84
 Year ended 2/28/1998                                            (.10)           (2.47)           (2.57)       16.93
Class B:
 Year ended 2/28/2002                                            (.04)            (.71)            (.75)       15.12
 Period from 3/15/2000 to 2/28/2001                              (.06)           (2.26)           (2.32)       17.14
Class C -
 Period from 3/15/2001 to 2/28/2002                              (.06)            (.71)            (.77)       15.07
Class F -
 Period from 3/16/2001 to 2/28/2002                              (.10)            (.71)            (.81)       15.25
Class 529-A -
 Period from 2/15/2002 to 2/28/2002                                 -                -                -        15.29
Class 529-B -
 Period from 2/19/2002 to 2/28/2002                                 -                -                -        15.28
Class 529-C -
 Period from 2/19/2002 to 2/28/2002                                 -                -                -        15.28


                                                                                                           Ratio of
                                                                                                                 net
                                                                                              Ratio of       income
                                                                           Net assets,         expenses    (loss) to
                                                               Total     end of period       to average      average
                                                           return (3)    (in millions)       net assets   net assets
Class A:
 Year ended 2/28/2002                                          (7.08)%          $7,356              .71%         .58%
 Year ended 2/28/2001                                            3.03             7,417             .67         1.18
 Year ended 2/29/2000                                           22.30             7,270             .68          .72
 Year ended 2/28/1999                                           21.07             5,939             .67          .70
 Year ended 2/28/1998                                           36.97             4,891             .68          .62
Class B:
 Year ended 2/28/2002                                           (7.82)              174            1.49         (.27)
 Period from 3/15/2000 to 2/28/2001                              1.93                41       1.47 (4)       0.5 (4)
Class C -
 Period from 3/15/2001 to 2/28/2002                             (4.44)              112        1.61 (4)    (.46) (4)
Class F -
 Period from 3/16/2001 to 2/28/2002                             (2.12)              131         .84 (4)      .31 (4)
Class 529-A -
 Period from 2/15/2002 to 2/28/2002                             (1.23)                1             .03          .03
Class 529-B -
 Period from 2/19/2002 to 2/28/2002                               .46            - (6)              .04        - (7)
Class 529-C -
 Period from 2/19/2002 to 2/28/2002                               .46            - (6)              .04        - (7)


Supplemental data - all classes

Year ended February 28 or 29
                                                                  2002             2001             2000         1999

Portfolio turnover rate                                            25%              39%              34%          36%


(1) Based on operations for the period
 shown (unless otherwise noted) and,
accordingly, may not be representative
 of a full year.
(2) Years ended 2000, 1999 and 1998
 are based on shares outstanding on
the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales
 charges, including' contingent
 deferred sales charges.
(4) Annualized
(5) Amount less than one cent.
(6) Amount less than 1 million.
(7) Amount less than 0.01 percent.

Independent auditor's report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the investment portfolio, as of February 28, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

March 28, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended February 28, 2002, the fund paid a long-term capital gain distribution of $316,801,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 88% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended March 31, 2002 (the most recent calendar quarter):

                                                    One          Life
                                                    year         of
                                                                 class

CLASS B SHARES
Reflecting applicable contingent deferred           -2.35%       -2.27%/1/
sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase
Not reflecting CDSC                                 +2.56%       -0.62%/1/
CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable             +1.33%       +0.37%/2/
only if shares are sold within one year of
purchase
Not reflecting CDSC                                 +2.30%       +0.37%/2/
CLASS F SHARES
Not reflecting annual asset-based fee               +3.20%       2.77
charged by sponsoring firm

CLASS 529 SHARES
Results for these shares are not shown because of the brief time between their introduction on February 15, 2002, and the end of the period.


/1/Average annual compound return from March 15, 2000, when Class B shares first became available.
/2/Average annual compound return from March 15, 2001, when Class C shares first became available.
/3/Average annual compound return from March 16, 2001, when Class F shares were first sold.
BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS     Year first       Principal occupation(s) during past five years
Name and age                   elected a
                               Director
                               of the
                               fund/1/

H. FREDERICK CHRISTIE,         1998             Private investor; former President and CEO, The
68                                              Mission Group (non-utility holding company,
                                                subsidiary of Southern California Edison Company)

MARY ANNE DOLAN,               1998             Founder and President, M.A.D., Inc.
55                                              (communications company); former Editor-in-Chief,
                                                Los Angeles Herald Examiner

MARTIN FENTON,                 1990             Managing Director, Senior Resource Group LLC
66                                              (development and management of senior living
                                                communities)

MARY MYERS KAUPPILA,           1998             Private investor; Chairman of the Board, Ladera
48                                              Management Company (venture capital and
                                                agriculture); former owner and President, Energy
                                                Investment, Inc.

BAILEY MORRIS-ECK,             1999             Senior Associate, Reuters Foundation; Senior
57                                              Fellow, Institute for International Economics;
                                                former Vice President, The Brookings Institute;
                                                Consultant, The Independent of London

KIRK P. PENDLETON,             1986             Chairman of the Board and CEO, Cairnwood, Inc.
62                                              (venture capital investment)

OLIN C. ROBISON,               1998             President of the Salzburg Seminar; President
PH.D.,                                          Emeritus, Middlebury College
66

STEPHEN B. SAMPLE,             1999             President, University of Southern California;
PH.D.,                                          Chairman of the Board, Association of Pacific Rim
61                                              Universities; former Chairman of the Board,
                                                Association of American Universities


"NON-INTERESTED" DIRECTORS

Name and age                        Number of          Other directorships/3/ held by Director
                                    boards
                                    within the
                                    fund
                                    complex/2/
                                    on which
                                    Director
                                    serves

H. FREDERICK CHRISTIE, 68           19                 Ducommun Incorporated; IHOP Corporation;
                                                       Southwest Water Company; Valero L.P.

MARY ANNE DOLAN, 55                 3                  None

MARTIN FENTON, 66                   16                 None

MARY MYERS KAUPPILA, 48             5                  None

BAILEY MORRIS-ECK, 57               3                  None

KIRK P. PENDLETON, 62               6                  York Group, Inc.

OLIN C. ROBISON, PH.D., 66          3                  None

STEPHEN B. SAMPLE, PH.D., 61        2                  None



"INTERESTED" DIRECTORS/4/           Year first elected a          Principal occupation(s) during
Name, age and position with         Director or officer of        past five years and positions
fund                                the fund/1/                   held with affiliated entities or
                                                                  the principal underwriter of the
                                                                  fund

R. MICHAEL SHANAHAN, 63             1986                          Chairman of the Board and
CHAIRMAN OF THE BOARD                                             Principal Executive Officer,
                                                                  Capital Research and Management
                                                                  Company; Director, American
                                                                  Funds Distributors, Inc.;/5/
                                                                  Director, The Capital Group
                                                                  Companies, Inc.;/5/ Chairman of the Board, Capital Management
                                                                  Services, Inc./5/

CLAUDIA P. HUNTINGTON, 50PRESIDENT   1992-1994                     Senior Vice President, Capital
                                    1996                          Research and Management Company


 "INTERESTED" DIRECTORS/4/

Name, age and position with fund           Number of boards            Other directorships/3/ held by Director
                                           within the complex/2/
                                           on which Director
                                           serves

R. MICHAEL SHANAHAN, 63                    2                           None
CHAIRMAN OF THE BOARD

CLAUDIA P. HUNTINGTON, 50PRESIDENT         1                           None



Chairman Emeritus              Retired; former Chairman of the Board, The Capital Group
JAMES D. FULLERTON             Companies, Inc./5/


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING THE AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.

/1/Directors and officers of the fund serve until their resignation, removal or retirement.
/2/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(r) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations. /3/This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                    Year first       Principal occupation(s) during past five
Name, age and                       elected          years and positions held with affiliated
position with fund                  an officer       entities or the principal underwriter of the
                                    of the           fund
                                    fund/1/

TIMOTHY D. ARMOUR, 41               1996             Chairman and Principal Executive
SENIOR VICE PRESIDENT                                Officer,Capital Research Company/5/

PAUL G. HAAGA, JR., 53              1994             Executive Vice President and Director,
                                                     Capital Research and Management Company;
                                                     Director, American Funds Distributors,
                                                     Inc.;/5/ Director, The Capital Group
                                                     Companies, Inc./5/

JOANNA F. JONSSON, 38               1998             Executive Vice President and Research
VICE PRESIDENT                                       Director, Capital Research Company/5/

C. ROSS SAPPENFIELD, 36             1999             Vice President and Director, Capital
VICE PRESIDENT                                       Research Company/5/

STUART R. STRACHAN, 45              2000             Vice President and Senior Counsel - Fund
VICE PRESIDENT                                       Business Management Group, Capital Research
                                                     and Management Company

JULIE F. WILLIAMS, 53               1984-1998        Vice President - Fund Business Management
SECRETARY                           2000             Group, Capital Research and Management
                                                     Company

SHERYL F. JOHNSON, 33               1998             Vice President - Fund Business Management
TREASURER                                            Group, Capital Research and Management
                                                     Company

ROBERT P. SIMMER, 41                1994             Vice President - Fund Business Management
ASSISTANT TREASURER                                  Group, Capital Research and Management
                                                     Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(PLEASE WRITE TO THE ADDRESS NEAREST YOU.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in AMCAP. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.90% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.13% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.



[logo - American Funds(sm)]

The right choice for the long term(sm)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money:

- A long-term, value-oriented approach
- An unparalleled global research effort
- A unique method of portfolio management
- Experienced investment professionals
- A commitment to low operating expenses

A COMMON LINK:

You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies,(sm) of which we are a part. They signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.

HERE ARE THE 29 AMERICAN FUNDS:

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
> AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(r)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S.Treasury Money Fund of America(sm)


THE CAPITAL GROUP COMPANIES
American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AMCAP-011-0402
Litho in USA AGD/GP/5624
Printed on recycled paper